Performance Commentary | August 2020

For August 2020, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.15% and a net return of -0.17%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate or Index), reported a return of -0.81% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate.
●	Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as spreads to Treasuries tightened. Both FHA/Ginnie Mae permanent loan certificates and construction/ permanent loan certificates tightened to Treasuries by approximately 22 basis points (bps). Fannie Mae DUS security spreads on the benchmark 10/9.5s tightened by 8 bps. The HIT had a combined 17.4% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and 27.0% in fixed-rate single-asset DUS securities of various structures at the end of August, where there were no such securities in the Barclay’s Aggregate.
●	The portfolio’s short relative duration versus the benchmark as rates sold off. Two-, 5-, 7-, 10-, and 30-year rates increased by approximately 3, 6, 11, 18, and 28 bps, respectively.
●	The portfolio’s underweight to Treasuries, the biggest underperformer on an excess return basis and second worst performer on a total return basis. The HIT portfolio had a 5.6% allocation to the sector versus 36.9% in the Barclays Aggregate at month end.

Negative impacts to HIT’s relative performance included:

●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the best performing major sector in the index, with a 9-bps excess return. The HIT was underweight to this sector with a 14.1% allocation versus 26.7% in the Barclays Aggregate at month end.

●	Performance by corporate bonds, the second best performing major sector in the Barclays Aggregate, posting an excess return of 5 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 27.6% of the Index as of August 31, 2020. CMBS and ABS are minor sectors in the Barclays Aggregate, collectively representing under 2% of the Index.

Market Data

August 2020 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.10%	0	7.22
Agencies	-0.27%	10	4.02
Single family agency MBS (RMBS)	0.04%	9	1.99
Corporates	-1.38%	5	8.67
Commercial MBS (CMBS)	0.14%	56	5.32
Asset-backed securities (ABS)	0.25%	30	2.13
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	7/31/20	8/31/20	Change
1 Month	0.081%	0.081%	0.000%
3 Month	0.084%	0.094%	0.010%
6 Month	0.089%	0.107%	0.018%
1 Year	0.107%	0.112%	0.005%
2 Year	0.105%	0.131%	0.026%
3 Year	0.114%	0.149%	0.034%
5 Year	0.204%	0.267%	0.063%
7 Year	0.382%	0.489%	0.107%
10 Year	0.528%	0.705%	0.177%
20 Year	0.968%	1.241%	0.273%
30 Year	1.192%	1.475%	0.282%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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Portfolio Data as of August 31, 2020

Net Assets	$6,759.43 million
Portfolio Effective Duration	5.765 years	Convexity	0.227
Portfolio Average Coupon	2.93%	Maturity	10.56 years
Portfolio Yield to Worst[1]	1.61%	Portfolio Current Yield[1]	2.72%
Number of Holdings	910	Average Price	108.01

Sector Allocations: 2

Multifamily Investments	75.32%	CMBS – Agency Multifamily*	68.35%
Agency Single-Family MBS	15.06%	Agency Single-Family MBS	15.06%
U.S. Treasury	5.63%	U.S. Treasury Notes/Bonds	5.63%
AAA Private-Label CMBS	1.55%	State Housing Permanent Bonds	4.89%
Cash & Short-Term Securities	2.45%	State Housing Construction Bonds	1.83%
		Direct Construction Loans	1.80%
		Cash & Short-Term Securities	2.45%
		*Includes multifamily MBS (60.54%), MF Construction MBS (6.26%), and AAA Private-Label CMBS (1.55%).

Quality Distribution: [2]
U.S. Government or Agency	88.59%
AAA	2.03%
AA	5.13%
A	0.00%
Not Rated	1.80%
Cash	2.45%

Portfolio Duration Distribution, by Percentage in Each Category: [2]				Maturity Distribution (based on average life):
Cash	2.45%	5-5.99 years	18.17%	0 – 1 year	3.55%
0-0.99 years	6.47%	6-6.99 years	6.17%	1 – 2.99 years	7.66%
1-1.99 years	9.02%	7-7.99 years	2.73%	3 – 4.99 years	24.40%
2-2.99 years	9.45%	8-8.99 years	4.10%	5 – 6.99 years	35.46%
3-3.99 years	8.60%	9-9.99 years	5.61%	7 – 9.99 years	16.11%
4-4.99 years	18.41%	Over 10 years	8.81%	10 – 19.99 years	8.70%
				Greater than 20 years	4.11%

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1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Based on total investments and including unfunded commitments.

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